Exhibit 21

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                       CORPORATE ORGANIZATIONAL STRUCTURE

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
                            D/B/A SAFETY-KLEEN CORP.
                                   NYSE: (SK)

     THE FOLLOWING LIST SETS FORTH THE SUBSIDIARIES OF LAIDLAW ENVIRONMENTAL SERVICES, INC. AS OF SEPTEMBER 10, 1998. PARENT SUBSIDIARY RELATIONS ARE INDICATED BY INDENTATIONS. UNLESS OTHERWISE INDICATED, 100% OF THE VOTING SECURITIES OF EACH SUBSIDIARY IS OWNED BY THE INDICATED PARENT OF SUCH SUBSIDIARY.

          NAME OF CORPORATION                       STATE OF INCORPORATION
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
LAIDLAW ENVIRONMENTAL SERVICES, INC. D/B/A SAFETY-KLEEN CORP.  Delaware
    SAFETY-KLEEN SERVICES, INC.                                Delaware
        SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.          Oklahoma
            SAFETY-KLEEN (TULSA), INC.                         Oklahoma
                 SAFETY-KLEEN (SAN ANTONIO), INC.              Texas
                 SAFETY-KLEEN (WICHITA), INC.                  Kansas
            USPCI OF MISSISSIPPI, INC. (50%)                   Mississippi
            SAFETY-KLEEN (DELAWARE), INC.                      Delaware
                 SK SERVICES (EAST), L.C. (80%)                Utah
                 SK SERVICES, L.C. (80%)                       Utah
        SAFETY-KLEEN (ROSEMOUNT), INC.                         Minnesota
        SAFETY-KLEEN (SAWYER), INC.                            Oklahoma
        SAFETY-KLEEN (PPM), INC.                               Georgia
            NINTH STREET PROPERTIES, INC.                      Missouri
        SAFETY-KLEEN (SAN JOSE), INC.                          California
        CHEMCLEAR, INC. OF LOS ANGELES                         Delaware
        USPCI, INC. OF GEORGIA                                 Delaware
        SAFETY-KLEEN HOLDINGS, INC.                            Delaware
        SAFETY-KLEEN (WESTMORLAND), INC. (50%)                 California
        SAFETY-KLEEN (BUTTONWILLOW), INC. (23%)                California
        SAFETY-KLEEN (NE), INC.                                New Hampshire
        SAFETY-KLEEN (CROWLEY), INC.                           Louisiana
        SAFETY-KLEEN (LAPORTE), INC.                           Texas
        SAFETY-KLEEN (TG), INC.                                Delaware
        SAFETY-KLEEN (ROEBUCK), INC.                           S. Carolina
        SAFETY-KLEEN (TS), INC.                                Delaware
        SAFETY-KLEEN (COLFAX), INC.                            Delaware
        GSX CHEMICAL SERVICES OF OHIO, INC.                    Ohio
        LEMC, INC.                                             Delaware
        SAFETY-KLEEN CHEMICAL SERVICES, INC.                   Mass.
        SAFETY-KLEEN (ALTAIR), INC.                            Texas
            SAFETY-KLEEN (FS), INC. (13%)                      Delaware
        SAFETY-KLEEN (BDT), INC.                               New York
        SAFETY-KLEEN (FS), INC. (86%)                          Delaware
        SAFETY-KLEEN (GS), INC.                                Tennessee
        SAFETY-KLEEN (CLIVE), INC.                             Oklahoma
        SAFETY-KLEEN (WT), INC.                                Ohio
        SAFETY-KLEEN OSCO HOLDINGS, INC.                       Delaware
            SAFETY-KLEEN (NASHVILLE), INC.                     Tennessee
            OSCO TREATMENT SYSTEMS OF MISSISSIPPI, INC. (50%)  Tennessee
            VIROGROUP, INC. (50%)                              Florida
        SAFETY-KLEEN (BARTOW), INC.                            Florida
        SAFETY-KLEEN (CALIFORNIA), INC.                        California
            SAFETY-KLEEN (BUTTONWILLOW), INC. (77%)            California
            SAFETY-KLEEN (WESTMORLAND), INC. (50%)             California
        SAFETY-KLEEN (CHATTANOOGA), INC.                       Tennessee
        SAFETY-KLEEN (PECATONICA), INC.                        Illinois
        SAFETY-KLEEN (PINEWOOD), INC.                          S. Carolina
        SAFETY-KLEEN (WHITE CASTLE), INC.                      Colorado
        LES MERGER, INC.                                       Delaware
        SAFETY-KLEEN (PUERTO RICO), INC.                       Puerto Rico
        SAFETY-KLEEN (BRIDGEPORT), INC.                        Delaware
        SAFETY-KLEEN (DEER PARK), INC.                         Delaware
        SAFETY-KLEEN (BATON ROUGE), INC.                       Delaware
        SAFETY-KLEEN (PLAQUEMINE), INC.                        Delaware
        SAFETY-KLEEN (CUSTOM TRANSPORT), INC.                  Delaware
        SAFETY-KLEEN (LOS ANGELES), INC.                       California
        SAFETY-KLEEN (TIPTON), INC.                            Delaware
        SAFETY-KLEEN (GLOUCESTER), INC.                        Delaware
        SAFETY-KLEEN (DEER TRAIL), INC.                        Colorado
        SAFETY-KLEEN (MT. PLEASANT), INC.                      Tennessee
        SAFETY-KLEEN (MINNEAPOLIS), INC.                       Minnesota
            SAFETY-KLEEN (ARAGONITE), INC.                     Delaware
        SAFETY-KLEEN (SUSSEX), INC.                            Delaware
        SAFETY-KLEEN (ENCOTEC), INC.                           Delaware
        SAFETY-KLEEN SYSTEMS, INC.                             Wisconsin
            CURBSIDE, INC. (49%)                               California
            DIRT MAGNET, INC.                                  Colorado
                  THE MIDWAY GAS AND OIL CO.                   Colorado
            SAFETY-KLEEN CANADA INC. (1)                       Ontario
                  ENVIRONNEMENT SERVICES ET MACHINERIE E.S.M.  Quebec
                  INC.
            ELGINT CORP.                                       Nevada
            ILIUM (NETHERLANDS) B.V.                           Netherlands
                  SAFETY-KLEEN ESPANA, S.A.                    Spain
            SAFETY-KLEEN ENVIROSYSTEMS COMPANY                 California
                  SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF        Indiana
                  PUERTO RICO, INC.
            PETROCON, INC.                                     Delaware
            PHILLIPS ACQUSITION CORP.                          Delaware
            SAFETY-KLEEN AVIATION, INC.                        Delaware
            SK INSURANCE COMPANY                               Vermont
            SK REAL ESTATE INC.                                Illinois
            SAFETY-KLEEN BELGIUM S.A.                          Belgium
            SAFETY-KLEEN GRUNDBESITZ GMBH (98%)                Germany
            SAFETY-KLEEN BETEILIGUNGS - GMBH                   Germany
                  ORM-BERGOLD CHEMIE GMBH & CO. KG (95%)       German Partnership
                  ORM-CHEMIE GMBH                              Germany
                       ORM-BERGOLD CHEMIE GMBH & CO. KG  (5%)  German Partnership
                  SAFETY-KLEEN GRUNDBESITZ GMBH (2%)           Germany
            SAFETY-KLEEN DEUTSCHLAND GMBH                      Germany
            SAFETY-KLEEN (FRANCE) S.A.                         France
            SAFETY-KLEEN INTERNATIONAL, INC.                   Delaware
            SAFETY-KLEEN (EUROPE), INC.                        Delaware
            SAFETY-KLEEN U.K. LIMITED                          UK
            SAFETY-KLEEN IRELAND LIMITED                       Ireland
            SAFETY-KLEEN ITALIA S.P.A.                         Italy
            SAFETY-KLEEN OIL RECOVERY CO.                      Delaware
            SAFETY-KLEEN OIL SERVICES, INC.                    Delaware
            THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.  New Jersey
            3E COMPANY ENVIRONMENTAL, ECOLOGICAL AND           California
            ENGINEERING (80%)
        SAFETY-KLEEN SERVICES (CANADA) LTD.                    Canada
            SAFETY-KLEEN LTD.                                  Ontario
                SAFETY-KLEEN (BC) LTD.                         Canada
                1197296 ONTARIO INC.                           Ontario
                SAFETY-KLEEN SERVICES (QUEBEC) LTD.            Quebec
                    SAFETY-KLEEN SERVICES (MERCIER) LTD.       Quebec
                    SK D'INCINERATION INC.                     Quebec
                SAFETY-KLEEN (RYLEY) LTD.                      Alberta
                SAFETY-KLEEN (ATLANTIC) LIMITED                Nova Scotia
                SAFETY-KLEEN (ON-SITE), INC.                   Ontario
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1    Quebec, Inc. holds 1,353,550 Class Z shares (however, they are physically held by Safety-Kleen Canada Inc. and Safety-Kleen Systems, Inc.
     as collateral for payment of outstanding loans).